UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

United Continental Holdings, lnc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MMMMMMMMMMMM + MMMMMMM C 1234567890 The Sample Company 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/ual or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 p.m., Central Time, on Tuesday, May 21, 2019. Voting instructions to the trustee of the United 401(k) plans must be received by 5:00 a.m., Central Time, on Monday, May 20, 2019. Important Notice Regarding the Availability of Proxy Materials for the United Continental Holdings, Inc. 2019 Annual Meeting of Stockholders to be Held on May 22, 2019. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2018 Annual Report are available at: www.envisionreports.com/ual Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/ual Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 8, 2019 to facilitate timely delivery. + 2 N O T C O Y 030R1E MMMMMMMMM Annual Meeting Notice & Admission Ticket1234 5678 9012 345

Admission Ticket

2019 Annual Meeting of Stockholders of United Continental Holdings, Inc.

Wednesday, May 22, 2019
9:00 a.m., Central Time
Willis Tower
233 S. Wacker Drive
Chicago, Illinois 60606

Doors will open for registration and admittance at 8:30 a.m., Central Time. Upon arrival, you must present this admission ticket and valid picture identification at the registration desk to be admitted to the Annual Meeting.

Annual Meeting Notice

United Continental Holdings, Inc.'s Annual Meeting of Stockholders will be held on May 22, 2019 at the Willis Tower, 233 S. Wacker Drive, Chicago, Illinois 60606, at 9:00 a.m., Central Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2-3 and AGAINST Proposals 4-5:

1. Election of Directors:

01 - Carolyn Corvi	02 - Jane C. Garvey	03 - Barney Harford
04 - Michele J. Hooper	05 - Walter Isaacson	06 - James A. C. Kennedy
07 - Oscar Munoz	08 - Edward M. Philip	09 - Edward L. Shapiro
10 - David J. Vitale	11 - James M. Whitehurst	

2. Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019.

3. Advisory Vote to Approve the Compensation of the Company's Named Executive Officers.

4. Stockholder Proposal Regarding the Limitation on Renomination of Proxy Access Nominees, if Properly Presented Before the Meeting.

5. Stockholder Proposal Regarding a Report on Lobbying Spending, if Properly Presented Before the Meeting.

Participants holding shares in the United Airlines 401(k) plans can also view the Notice to Plan Participants at this website. Once you have accessed the proxy materials, you can vote your shares or direct the trustee as to shares held in the United Airlines 401(k) plans via the Internet or telephone. You can also request to receive a set of proxy materials and a proxy card in the mail. In addition, registered stockholders can vote in person at the Annual Meeting by presenting this notice and valid picture identification. Participants in the United Airlines 401(k) plans are not eligible to vote in person at the Annual Meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.envisionreports.com/ual**. Click Cast Your Vote or Request Materials.
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials United Continental Holdings, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 8, 2019.